UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           October 16, 2009

                                 NORTHEAST BANCORP
(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

500 Canal Street, Lewiston, Maine	04240
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 786-3245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. Rule 13e-4(c)).

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 16, 2009 regarding first quarter 2010 earnings and the declaration of a dividend.

Item 7.01     Regulation FD Disclosure.

On October 16, 2009, Northeast Bancorp, a Maine corporation (the "Company"), issued a press release announcing its earnings for the first quarter ended September 30, 2009 and declaring the payment of a dividend. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein, including the exhibit attached hereto, is furnished pursuant to Item 7.01 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

Item 2.02     Results of Information and Financial Condition.

The press release referred to under Item 7.01 above and filed as Exhibit 99.1 hereto included disclosure regarding the earnings and financial results of Northeast Bancorp for the first quarter ended September 30, 2009 and declaration of a dividend. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein, including the exhibit attached hereto,  is furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  Further, the information in this report (including the exhibits hereto) are not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

 [Rest of Page Intentionally Blank.  Signature on Following Page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST BANCORP
Date: October 19, 2009	By:	/s/ James D. Delamater
James D. Delamater
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 16, 2009 regarding first quarter 2010 earnings and the declaration of a dividend.